UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2005

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Tegal Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	000-26824	68-0370244
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 South McDowell Boulevard
Petaluma, California 94954
(Address of Principal Executive Offices)

(707) 763-5600
(Registrant’s telephone number, including area code)

——————————————————————
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

        On July 13, 2005, Tegal Corporation (the “Company”) amended its stockholder rights plan. The Second Amendment to Rights Agreement between the Company and Registrar and Transfer Company, as rights agent, is filed as an exhibit hereto and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

      (c) Exhibits.

Exhibit No.	Description
99.1	Second Amendment to Rights Agreement between Tegal Corporation and Registrar and Transfer Company

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2005	TEGAL CORPORATION
By: /s/ Thomas R. Mika Name: Thomas R. Mika Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Second Amendment to Rights Agreement between Tegal Corporation and Registrar and Transfer Company